Exhibit 4.7

ROYAL BANK OF CANADA

TO

THE BANK OF NEW YORK MELLON

Trustee

______________

Warrant Indenture

Dated as of ___________, 2018

______________

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ARTICLE Seven Holders’ Lists and Reports by Trustee and Bank		36

Section 701.	Bank to Furnish Trustee Names and Addresses of Holders.	36
Section 702.	Preservation of Information; Communications to Holders.	36
Section 703.	Reports by Trustee.	37
Section 704.	Reports by Bank.	37

ARTICLE Eight Consolidation, AMALGAMATION, Merger, Conveyance, Transfer or Lease		37

Section 801.	Bank May Consolidate, Etc., Only on Certain Terms.	37
Section 802.	Successor Substituted.	38

ARTICLE Nine Supplemental Indentures		38

Section 901.	Supplemental Indentures Without Consent of Holders.	38
Section 902.	Supplemental Indentures With Consent of Holders.	39
Section 903.	Execution of Supplemental Indentures.	40
Section 904.	Effect of Supplemental Indentures.	41
Section 905.	Conformity with Trust Indenture Act.	41
Section 906.	Reference in Securities to Supplemental Indentures.	41

ARTICLE Ten Covenants		41

Section 1001.	Payment of Amounts Due on the Securities.	41
Section 1002.	Maintenance of Office or Agency.	41
Section 1003.	Money for Securities Payments to Be Held in Trust.	42
Section 1004.	Statement by Officers as to Default.	43
Section 1005.	Existence.	43
Section 1006.	Waiver of Certain Covenants.	43
Section 1007.	Interest Act (Canada).	43

ARTICLE Eleven Redemption of Securities		44

Section 1101.	Applicability of Article.	44
Section 1102.	Election to Redeem; Notice to Trustee.	44
Section 1103.	Selection by Trustee of Securities to Be Redeemed.	44
Section 1104.	Notice of Redemption.	45
Section 1105.	Deposit of Redemption Price.	45
Section 1106.	Securities Payable on Redemption Date.	46
Section 1107.	Securities Redeemed in Part.	46

ARTICLE Twelve Purchase or repayment of securities by the BANK at the option of the holder		46

Section 1201.	Applicability of Article	46
Section 1202.	Notice of Repayment Date.	46

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Section 1203.	Deposit of Repayment Price.	47
Section 1204.	Securities Payable on Repayment Date.	47
Section 1205.	Securities Repaid in Part.	47

ARTICLE Thirteen [RESERVED]		47

ARTICLE Fourteen [RESERVED]		48

ARTICLE Fifteen Miscellaneous Provisions		48

Section 1501.	Consent to Jurisdiction and Service of Process.	48
Section 1502.	Indenture and Securities Solely Corporate Obligations.	49
Section 1503.	Execution in Counterparts.	49

Exhibit A - Form of Master Global Security.

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Reconciliation and Tie between Trust Indenture Act of 1939
and this Indenture

Trust Indenture Act Section	Indenture Section

ss.310(a)(1)	609
(a)(2)	609
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(a)(5)	609
(b)	608
610
(c)	Not Applicable
ss.311(a)	613
(b)	613
(c)	Not Applicable
ss.312(a)	701
702
(b)	702
(c)	702
ss.313(a)	703
(b)	703
(c)	703
106
(d)	703
ss.314(a)	704
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	102
ss.315(a)	603
(b)	602
703
(c)	601
(d)	603
(d)(1)	601

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Trust Indenture Act Section	Indenture Section

(d)(2)	603
(d)(3)	603
(e)	514
ss.316(a)	101
(a)(1)(A)	512
(a)(1)(B)	513
(a)(2)	Not Applicable
(b)	508
(c)	504
ss.317(a)(1)	505
(a)(2)	504
(b)	1004
ss.318(a)	107

________________________

NOTE: This reconciliation and tie shall not for any purpose, be deemed to be a part of the Indenture.

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WARRANT INDENTURE, dated as of ___________, 2018, between Royal Bank of Canada, a Canadian chartered bank (herein called the “Bank”), having its corporate headquarters located at Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 and its head office located at 1 Place Ville Marie, Montreal, Quebec, Canada H3C 3A9, and The Bank of New York Mellon, a New York banking corporation, as Trustee (herein called the “Trustee”).

RECITALS OF THE BANK

The Bank has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Warrants (which may also be referred to herein as the “Securities”), to be issued in one or more series as provided in this Indenture.

All things necessary to make this Indenture a valid agreement of the Bank, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE One

Definitions and Other Provisions of General Application

Section 101.         Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)       the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)       all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)       all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Canada, including the accounting requirements of the Superintendent of Financial Institutions Canada, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

(4)       unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture;

(5)       the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(6)       all references to dollars and $ shall mean U.S. dollars, unless otherwise indicated; and

(7)       when used with respect to any Security, the words “exercise” and “exercised” are intended to refer to the right of the Holder or the Bank to exercise such Security and to receive in exchange money or other assets as specified in accordance with Section 301 in accordance with such terms as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the Holder or the Bank to exchange such Security for other Securities of the same series and like terms pursuant to Section 304, 305, 306, 1107 or 1205 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be exercised mean such terms as may be specified for such Security as contemplated in Section 301.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” has the meaning specified in Section 116.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Bank” means the Person named as the “Bank” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Bank” shall mean such successor Person.

“Bank Request” or “Bank Order” means a written request or order signed in the name of the Bank by any one of its Chief Executive Officer, the President, a Group Head, the Chief Financial Officer, the Chief Administrative Officer, the Chief Risk Officer, the Chief Human Resources Officer, a Senior Executive Vice-President, the Chief Audit Executive, an Executive Vice-President or a Senior Vice-President or by any two of its Vice-Presidents, acting together for such purpose (or any Person designated by one of them, or in the case of any two Vice-Presidents acting together, both of them, in writing as authorized to sign and deliver such written request or order or any Person designated by the Board of Directors as authorized to sign and deliver such written request or order), and delivered to the Trustee.

“Board of Directors” means either the board of directors of the Bank or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Bank to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

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“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Calculation Agent” means any Person appointed by the Bank as Calculation Agent in accordance with Section 313.

“Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Corporate Trust Office” means the principal corporate trust office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered.

“corporation” means a corporation, association, company, limited liability company, joint-stock company, business trust or other entity.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, any Person that is designated to act as Depositary for such Securities as contemplated by Section 301.

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

“Expiration Date” means, when used as to the Securities of any series, the date on which the right to exercise the Securities of that series will expire.

“FATCA” has the meaning specified in Section 116.

“Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.

“Officers’ Certificate” means a certificate signed by any one of the Bank’s Chief Executive Officer, the President, a Group Head, the Chief Financial Officer, the Chief Administrative Officer, the Chief Risk Officer, the Chief Human Resources Officer, a Senior Executive Vice-President, the Chief Audit Executive, an Executive Vice-President or a Senior Vice-President or by any two of its Vice-Presidents, acting together for such purpose (or any Person designated by one of them, or in the case of any two Vice-Presidents acting together, both of them, in writing as authorized to sign and deliver such certificate or any Person designated by the Board of Directors as authorized to sign and deliver such certificate), and delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Bank.

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“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Bank, and who shall be acceptable to the Trustee.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1)       Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2)       Securities for whose payment, redemption or settlement money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Bank) in trust or set aside and segregated in trust by the Bank (if the Bank shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(3)       Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Bank;

provided, however, that in determining whether the Holders of the requisite number of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Bank or any other obligor upon the Securities or any Affiliate of the Bank or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded.

“Paying Agent” means any Person authorized by the Bank to pay the amounts due on any Securities on behalf of the Bank and may be the Bank in such capacity.

“Payment or Settlement Date”, when used with respect to any Security, means the date when any money or other asset with respect to such Security becomes payable or deliverable upon exercise or redemption of such Security in accordance with its terms.

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“Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the amounts due on the Securities of that series are payable, whether upon exercise, redemption or otherwise, as specified as contemplated by Section 301.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same warrants evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same warrants as the mutilated, destroyed, lost or stolen Security.

“Pricing Supplement” means a pricing supplement relating to a Supplemental Obligation, together with the accompanying prospectus, prospectus supplement and any product-specific prospectus supplement, in each case if and to the extent applicable.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or the terms thereof.

“Repayment Date”, when used with respect to Securities of any series the terms of which provide each Holder an option to require the Bank to purchase or repay the Securities held by such Holder, means the date, if any, fixed for such purchase or repayment pursuant to this Indenture.

“Repayment Price”, when used with respect to Securities of any series the terms of which provide each Holder an option to require the Bank to purchase or repay the Securities held by such Holder, means the price, if any, at which such purchase or repayment is to occur pursuant to this Indenture.

“Responsible Officer” when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person’s knowledge of and familiarity with the particular subject.

“Security” has the meaning stated in the first recital of this Indenture and more particularly means the warrants to be issued in one or more series as provided in the Indenture; provided, that where the Indenture provides for a Security to be executed, authenticated or delivered, such execution, authentication or delivery will be deemed to occur in respect of a Supplemental Obligation upon the making by the Trustee of the notation required by the related Bank Order on Annex A to the Master Global Security; and provided further, that where the Indenture provides for a Security to be delivered or surrendered for the purpose of cancellation, transfer or exchange, such delivery or surrender will be deemed to occur in respect of a Supplemental Obligation upon the deletion or other appropriate modification or amendment with respect to such Supplemental Obligation on such Annex A.

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“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Supplemental Obligation” means the obligations of the Bank, as described in a Pricing Supplement and represented by a Global Security, constituting a single “series” (or any part thereof), as such term is used in the Indenture. All references in the Indenture to the “Securities of any series,” the “Securities of the relevant series,” the “Securities of such series” or any substantially similar phrase shall also refer to a Supplemental Obligation or Supplemental Obligations, as the case may be.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Vice-President”, when used with respect to the Bank or the Trustee, means any vice-president, whether or not designated by a number or a word or words added before or after the title “vice-president.”

“Voting Expiration Date” has the meaning specified in Section 104.

“Warrants” means warrants, issued by the Bank and authenticated and delivered under this Indenture, the amounts payable on which by the Bank are determined by reference to the performance, level or value of, one or more of the following: (i) securities of one or more issuers (other than the Bank or any of its affiliates), including the debt or equity securities of third parties, (ii) one or more currencies, (iii) one or more commodities, (iv) any other financial, economic or other measure or instrument (including the occurrence or non-occurrence of any event or circumstance) and/or (v) one or more indices or baskets of the items described in clauses (i), (ii), (iii) and (iv).

Section 102.         Compliance Certificates and Opinions.

Upon any application or request by the Bank to the Trustee to take any action under any provision of this Indenture, the Bank shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Bank, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

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Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

(1)       a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)       a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)       a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)       a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.         Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Bank may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Bank stating that the information with respect to such factual matters is in the possession of the Bank, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.         Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar terms signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Bank. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Bank, if made in the manner provided in this Section.

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The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

For the purposes of this Indenture, the ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Bank in reliance thereon, whether or not notation of such action is made upon such Security.

The Bank may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Bank may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Voting Expiration Date by Holders of the requisite number of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Bank from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Bank, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Voting Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

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The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) [reserved], (ii) any request to institute proceedings referred to in Section 507(2) or (iii) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Voting Expiration Date by Holders of the requisite number of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Bank’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Voting Expiration Date to be given to the Bank in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section, the party hereto that sets such record dates may designate any day as the Voting Expiration Date (the “Voting Expiration Date”) and from time to time may change the Voting Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Voting Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Voting Expiration Date. If a Voting Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Voting Expiration Date with respect thereto, subject to its right to change the Voting Expiration Date as provided in this paragraph.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any number of the Securities or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any number of such Securities.

Section 105.         Notices, Etc., to Trustee and Bank.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)       the Trustee by any Holder or by the Bank shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

(2)       the Bank by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Bank addressed to it at the address of its corporate headquarters specified in the preamble to this Indenture, Attention Executive Vice-President, Corporate Treasury, or at any other address previously furnished in writing to the Trustee by the Bank, or

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(3)       the Trustee agrees to accept and act upon notices, instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the Bank elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its reasonable discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses incurred by it as a result of such reliance upon or compliance with such instructions, except in the case of its negligence, bad faith or willful misconduct. The Bank agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties, other than those risks arising out of negligence, bad faith or willful misconduct of the Trustee.

Section 106.         Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.         Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.         Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

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Section 109.         Successors and Assigns.

All covenants and agreements in this Indenture by the Bank shall bind its successors and assigns, whether so expressed or not.

Section 110.         Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.         Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.         Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York, except for Section 301(b), which shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

All judicial proceedings brought against the Bank, the Trustee or any other agent, arising out of or relating to this Indenture, and any Security may be brought in a United States Federal or State court located in the City of New York, the Borough of Manhattan, and by execution and delivery of this Indenture, each of the Bank, the Trustee and any other agent (in such capacities), accept, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts.

Section 113.         Legal Holidays.

In any case where any Payment or Settlement Date, Redemption Date, Repayment Date or Expiration Date of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payments due on the Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment or Settlement Date, Redemption Date, Repayment Date, or at the Expiration Date; and no interest shall accrue for the period from and after such Payment or Settlement Date, Redemption Date, Repayment Date, or Expiration Date, as the case may be, to the date of such payment.

Section 114.         Characterization of Warrants.

By executing this Indenture, the Bank intends that the Warrants (i) be characterized for all purposes as indebtedness or a senior unsecured contractual obligation of the Bank ranking pari passu with all other senior unsecured debt of the Bank and (ii) benefit from the protections afforded by the Trust Indenture Act in respect of debt securities.

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Section 115.         Jury Waiver.

EACH OF THE BANK, THE TRUSTEE AND THE HOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 116.         FATCA.

In order to comply with sections 1471 – 1474 of the Internal Revenue Code, including regulations promulgated thereunder (“FATCA”), or an intergovernmental agreement, including any related guidance or legislation, implementing FATCA (collectively, “Applicable Law”) that a foreign financial institution, issuer, paying agent, holder or other institution is or has agreed to be subject to related to this Indenture, (i) to the extent the Bank has in its possession sufficient information about holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) relating to Applicable Law, the Bank agrees to provide to the Trustee such information, as the Trustee may reasonably request, for the Trustee’s determination as to any tax related obligations under Applicable Law, and (ii) the Bank agrees that the Trustee shall be entitled to make any withholding or deduction from payments under this Indenture to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability. The terms of this section shall survive the termination of this Indenture.

ARTICLE Two

Security Forms

Section 201.         Forms Generally.

The Securities of each series shall be in substantially the form described in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Bank and delivered to the Trustee at or prior to the delivery of the Bank Order contemplated by Section 303 for the authentication and delivery of such Securities. If all the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

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Section 202.         RESERVED.

Section 203.         RESERVED.

Section 204.         Form of Legend for Global Securities.

Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 205.         Form of Trustee’s Certificate of Authentication.

Subject to Section 614, each of the Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon,
As Trustee

By____________________
Authorized Officer

Section 206.         Form of Master Global Security.

One or more issuances of the Securities may be represented by a “Master Global Security,” representing one or more issuances of the Warrants, the form of which is set forth in Exhibit A to this Indenture.

Section 207.         Responsibility of Trustee with respect to Master Global Securities.

In addition to all other duties of the Trustee in connection with the issuance of Securities hereunder, the Trustee shall be required to maintain each of the Pricing Supplements and other documents from which the terms of the Securities are incorporated by reference into any Master Global Security and to notate the issuance of any Supplemental Obligation thereunder as directed by Bank Order. Such notation shall, with respect to any Supplemental Obligation, be deemed to constitute the authentication of such Supplemental Obligation for purposes of this Indenture.

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ARTICLE Three

The Securities

Section 301.         Amount Unlimited; Issuable in Series.

(a)       The number of Securities that may be authenticated and delivered under this Indenture is unlimited.

(b)       The Securities are unsubordinated and unsecured obligations of the Bank.

(c)       The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1)       the title of the Securities of the series (which shall distinguish the Securities of the series from all other securities);

(2)       any limit upon the number of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1303 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3)       the date or dates on which the amount due on any Securities of the series is payable;

(4)       the place or places where the amount due on any Securities of the series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Bank in respect of the Securities of such series may be made;

(5)       the terms upon which the Warrants may be exercised, including the terms of any automatic exercise and any exercise price that must be paid by the applicable Holder or Holders, and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Bank and, if other than by a Board Resolution, the manner in which any election by the Bank to redeem the Securities shall be evidenced;

(6)       the obligation, if any, of the Bank to redeem or purchase any Securities of the series or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

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(7)       if other than denominations of 100 Securities and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

(8)       if the amount of any payments on any Securities of the series may be determined with reference to an index, other reference asset or pursuant to a formula, the manner in which such amounts shall be determined, and any Calculation Agent that shall make such determinations;

(9)       the terms, if any, on which any Securities of the series may or shall be converted into or exchanged at the option of the Bank or otherwise for shares or other securities of the Bank or another entity or other entities, into the cash value thereof or into any combination of the foregoing, any specific terms relating to the adjustment thereof and the period during which such Securities may or shall be so converted or exchanged;

(10)       if other than the currency of the United States of America, the currency, currencies or currency units in which the payments on the Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

(11)       if the amount due on any Securities of the series is to be payable, at the election of the Bank or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the amount due on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(12)       [reserved];

(13)       if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for registered Securities, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;

(14)       any addition to or change in the Events of Default which applies to any Securities of the series;

(15)       any addition to, deletion from or change in the covenants set forth in Article Ten which applies to Securities of the series; and

(16)       any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

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All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto with respect to a series of Securities, additional Securities of a series may be issued, at the option of the Bank, without the consent of any Holder, at any time and from time to time.

If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Bank and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

The Securities are unsecured contractual obligations of the Bank and will rank pari passu with all of the other unsecured contractual obligations of the Bank and all of the other unsecured and unsubordinated senior indebtedness of the Bank, in each case present and future, except for such obligations as are preferred by operation of law.

Section 302.         Denominations.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of 100 Securities and any integral multiple thereof.

Section 303.         Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Bank by any one of its Chief Executive Officer, the President, a Group Head, the Chief Financial Officer, the Chief Administrative Officer, the Chief Risk Officer, the Chief Human Resources Officer, a Senior Executive Vice-President, the Chief Audit Executive, an Executive Vice-President or a Senior Vice-President or by any two of its Vice-Presidents, acting together for such purpose (or any Person designated by one of them, or in the case of any two Vice-Presidents acting together, both of them, in writing as authorized to execute and deliver Securities or any Person designated by the Board of Directors as authorized to execute and deliver Securities). The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Bank shall bind the Bank, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

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At any time and from time to time after the execution and delivery of this Indenture, the Bank may deliver Securities of any series executed by the Bank to the Trustee for authentication, together with a Bank Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Bank Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

(1)       if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(2)       if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

(3)       that such Securities, when authenticated and delivered by the Trustee and issued by the Bank in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Bank enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, including in the event that the size of a series of Outstanding Securities is increased as contemplated by Section 301, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 301 or the Bank Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Bank, and the Bank shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

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Section 304.         Temporary Securities.

Pending the preparation of definitive Securities of any series, the Bank may execute, and upon Bank Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the terms of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Bank will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Bank in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Bank shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like terms and aggregate number of such Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and terms.

Section 305.         Registration, Registration of Transfer and Exchange.

The Bank shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Bank in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of a series at the office or agency of the Bank in a Place of Payment for that series, the Bank shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like terms.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like terms and aggregate number of Securities, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Bank shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Bank, evidencing the same obligations, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

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Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Bank or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed, by the Holder thereof or his or her attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Bank or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1303 not involving any transfer.

If the Securities of any series (or of any series and specified terms) are to be redeemed in part, the Bank shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified terms, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1)       Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2)       Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for registered Securities, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Bank that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Security, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) the Bank so directs the Trustee by a Bank Order or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

(3)       Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4)       Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906, 1107 or 1303 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

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(5)       In the event that upon any exercise of Warrants evidenced by an individual Security, the number of Warrants exercised shall be less than the total number of Warrants evidenced by such individual Security, there shall be issued to the Holder thereof or its assignee a new individual Security evidencing the number of Warrants of the same series and of like terms not exercised, provided that in the case of Warrants evidenced by one or more Global Securities, in lieu of issuing such new individual Security, the Trustee shall note the cancellation of such exercised Warrants and the number of such Warrants not exercised and that remain Outstanding by notation on such Global Security or Global Securities, as applicable.

Section 306.         Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Bank shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like terms and number of Securities and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Bank and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Bank or the Trustee that such Security has been acquired by a protected purchaser, the Bank shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like terms and number of Securities and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Security, pay such Security in accordance with its terms.

Upon the issuance of any new Security under this Section, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Bank, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.         RESERVED.

Section 308.         Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Bank, the Trustee and any agent of the Bank or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payments due on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Bank, the Trustee nor any agent of the Bank or the Trustee shall be affected by notice to the contrary.

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Section 309.         Cancellation.

All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Bank may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Bank has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its customary procedures.

Section 310.         RESERVED.

Section 311.         CUSIP Numbers.

The Bank in issuing any series of the Securities may use CUSIP (and/or “ISIN”) numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption with respect to such series, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of that series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of that series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Bank shall promptly notify the Trustee in writing of any change of such CUSIP (or “ISIN”) numbers.

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Section 312.         RESERVED.

Section 313.         Calculation Agent.

Pursuant to Section 301, the Bank may, in connection with any issuance of the Securities, appoint itself, one of its affiliates, or any other Person as Calculation Agent to make any calculations as may be required pursuant to the terms of such Securities, including the amounts payable thereon. Any such Calculation Agent shall act as an independent expert, and the Bank may provide that the Calculation Agent’s calculations and determinations under this Indenture and such Securities shall, absent manifest error, be final and binding on the Company, the Trustee and the Holders of the applicable Securities.

ARTICLE Four

Satisfaction and Discharge

Section 401.         Satisfaction and Discharge of Indenture.

This Indenture shall, upon a Bank Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Bank, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)       either

(A)       all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Bank and thereafter repaid to the Bank or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B)       all such Securities not theretofore delivered to the Trustee for cancellation

(i)       have become due and payable, whether upon exercise or otherwise, or

(ii)       will become due and payable at their stated Expiration Date within one year, or

(iii)       are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Bank, and the Bank, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge all of the obligations on such Securities not theretofore delivered to the Trustee for cancellation, all payments due to the date of such deposit (in the case of Securities which have become due and payable) or to the Payment or Settlement Date or Redemption Date, as the case may be;

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(2)       the Bank has paid or caused to be paid all other sums payable hereunder by the Bank; and

(3)       the Bank has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Bank to the Trustee under Section 607, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.         Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Bank acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the amounts for whose payment such money has been deposited with the Trustee.

ARTICLE Five

Remedies

Section 501.         Events of Default.

“Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)       [RESERVED];

(2)       default in the payment of the amounts due on any Security of that series at its Expiration Date;

(3)       if the Bank shall become insolvent or bankrupt or subject to the provisions of the Winding-Up and Restructuring Act (Canada), or go into liquidation either voluntarily or under an order of a court of competent jurisdiction, or otherwise acknowledge its insolvency (provided that a resolution or order for winding-up the Bank, with a view to its consolidation, amalgamation or merger with another bank or the transfer of its assets as an entirety to such other bank, as provided in Article Eight, shall not constitute an event of default under this Section 501 if such last-mentioned bank shall, as a part of such consolidation, amalgamation, merger or transfer, and, within 90 days from the passing of the resolution or the date of the order for the winding-up or liquidation of the Bank or within such further period of time as may be allowed by the Trustee, comply with the conditions to that end stated in Article Eight); or

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(4)       any other Event of Default provided with respect to Securities of that series.

Section 502.         [RESERVED]

Section 503.         Collection of Amounts Owed and Suits for Enforcement by Trustee.

The Bank covenants that if default is made in the payment of any amounts due on any Security at the Expiration Date thereof and such default continues for a period of five days, the Bank will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities and, to the extent that payment of such interest (if any) shall be legally enforceable, interest on any overdue amounts, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.         Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the Bank (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

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Section 505.         Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.         Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of any amounts due upon such Securities, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607; and

SECOND: To the payment of the amounts then due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities.

Section 507.         Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)       such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2)       the Holders of not less than 25% of the number of Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)       such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)       the Trustee for 90 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)       no direction inconsistent with such written request has been given to the Trustee during such 90-day period by the Holders of a majority of the number of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

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Section 508.         Unconditional Right of Holders to Receive the Amounts Due on the Securities.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the amounts due on such Security on the Payment or Settlement Date (or, in the case of redemption, on the Redemption Date) of such Security and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

Section 509.         Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Bank, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.         Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.         Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.         Control by Holders.

The Holders of a majority of the number of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

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(1)       such direction shall not be in conflict with any rule of law or with this Indenture, and

(2)       the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.         Waiver of Past Defaults.

The Holders of not less than a majority of the number of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

(1)       in the payment of the amounts due on any Security of such series, or

(2)       in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.         Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Bank.

Section 515.         Waiver of Usury, Stay or Extension Laws.

The Bank covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Bank (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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ARTICLE Six

The Trustee

Section 601.         Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.         Notice of Defaults.

If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.         Certain Rights of Trustee.

Subject to the provisions of Section 601:

(1)       the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2)       any request or direction of the Bank mentioned herein shall be sufficiently evidenced by a Bank Request or Bank Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3)       whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;

(4)       the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

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(5)       the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6)       the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Bank, personally or by agent or attorney during the Bank’s normal business hours; provided, however, that the Trustee shall cause its agents and attorneys to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

(7)       the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8)       the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder;

(9)       the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Securities, unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to a Responsible Officer by the Bank or by any Holder of the Securities;

(10)       the permissive rights of the Trustee enumerated herein shall not be construed as duties;

(11)       in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, the occurrence of strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions or loss of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under those circumstances;

(12)       in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

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(13)       the Trustee shall not be liable for errors in judgment made in good faith by a Responsible Officer unless negligent in ascertaining pertinent facts.

Section 604.         Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Bank, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Bank of Securities or the proceeds thereof.

Section 605.         May Hold Securities.

The Trustee, any Paying Agent, any Security Registrar or any other agent of the Bank, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Bank with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 606.         Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Bank.

Section 607.         Compensation and Reimbursement.

The Bank agrees:

(1)       to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Bank and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)       except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

(3)       to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder;

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(4)       when the Trustee incurs any expenses or renders any services after the occurrence of an Event of Default specified in Section 501(3), such expenses and the compensation for such services are intended to constitute expenses of administration under the Winding-Up and Restructuring Act (Canada) or any similar Canadian or United States federal or state law for the relief of debtors; and

(5)       the obligations of the Bank under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional obligations of the Bank hereunder and shall survive the satisfaction and discharge of this Indenture and the removal and resignation of the Trustee.  Such additional obligations shall constitute a senior claim and lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. In no event shall the lien granted hereunder attach to any assets of the Bank.

Section 608.         Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

The following indenture shall be considered specifically described herein for the purposes of clause (i) of the proviso contained in Section 310(b)(1) of the Trust Indenture Act: Senior Indenture, dated as of October 23, 2003, between the Bank and The Bank of New York Mellon, as successor to the corporate trust business of JPMorgan Chase Bank, N.A., as trustee, as amended or supplemented, and Subordinated Debt Indenture, dated as of January 27, 2016, between the Bank and The Bank of New York Mellon, as trustee, as amended or supplemented. Pursuant to Section 310(b)(1)(C)(i) of the Trust Indenture Act, unless otherwise ordered by the Commission, an Event of Default by the Bank under this Indenture will not disqualify the Trustee under this Indenture because it is a trustee under such other indentures.

Section 609.         Corporate Trustee Required; Eligibility.

There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

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Section 610.         Resignation and Removal; Appointment of Successor.

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Bank. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority of the number of the Outstanding Securities of such series, delivered to the Trustee and to the Bank.

If at any time:

(1)       the Trustee shall fail to comply with Section 608 after written request therefor by the Bank or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2)       the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Bank or by any such Holder, or

(3)       the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Bank by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Bank shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority of the number of the Outstanding Securities of such series delivered to the Bank and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Bank. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Bank or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

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The Bank shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.         Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Bank and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Bank or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Bank, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Bank or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

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Upon request of any such successor Trustee, the Bank shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.         Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or sale to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.         Preferential Collection of Claims Against Bank.

If and when the Trustee shall be or become a creditor of the Bank (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Bank (or any such other obligor).

Section 614.         Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Bank and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

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Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent (including the authenticating agency contemplated by this Indenture), shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Bank. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Bank. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Bank and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Bank agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

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If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon,
As Trustee

By___________________,
As Authenticating Agent

By____________________
Authorized Officer

ARTICLE Seven

Holders’ Lists and Reports by Trustee and Bank

Section 701.         Bank to Furnish Trustee Names and Addresses of Holders.

The Bank will furnish or cause to be furnished to the Trustee

(1)       semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding January 1 or July 1, as the case may be, and

(2)       at such other times as the Trustee may request in writing, within 30 days after the receipt by the Bank of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.         Preservation of Information; Communications to Holders.

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

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The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Bank and the Trustee that neither the Bank nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.         Reports by Trustee.

The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Bank. The Bank will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.         Reports by Bank.

The Bank shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports filed electronically with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be deemed filed with, and delivered to, the Trustee at the same time as filed with the Commission.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Bank’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers’ Certificates).

ARTICLE Eight

Consolidation, AMALGAMATION, Merger, Conveyance, Transfer or Lease

Section 801.         Bank May Consolidate, Etc., Only on Certain Terms.

The Bank shall not merge, amalgamate, consolidate or otherwise combine with another other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1)       in case the Bank shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by, or resulting from, such consolidation or amalgamation or into which the Bank is merged or the Person that acquires by conveyance or transfer, or which leases, the properties and assets of the Bank substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing and shall be legally responsible for the Securities, whether by agreement, operation of law or otherwise;

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(2)       the consolidation, amalgamation, merger, conveyance, transfer or lease must not cause an Event of Default, including any event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(3)       the Bank has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.         Successor Substituted.

Upon any consolidation or amalgamation of the Bank with, or merger of the Bank into, any other Person or any conveyance, transfer or lease of the properties and assets of the Bank substantially as an entirety in accordance with Section 801, the successor Person formed by or resulting from such consolidation or amalgamation or into which the Bank is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Bank under this Indenture with the same effect as if such successor Person had been named as the Bank herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE Nine

Supplemental Indentures

Section 901.         Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Bank and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)       to evidence the succession of another Person to the Bank and the assumption by any such successor of the covenants of the Bank herein and in the Securities; or

(2)       to add to the covenants of the Bank for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Bank; or

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(3)       to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(4)       to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5)       to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no Security described in clause (i) Outstanding; or

(6)       to secure the Securities; or

(7)       to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

(8)       to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611;

(9)       to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(10)       to conform the text of this Indenture or the Securities of any series to any provision of the section entitled “Description of Warrants” or any similarly captioned section in the prospectus, as supplemented by any applicable prospectus supplement and/or Pricing Supplement, relating to the offering of such series of Securities.

Section 902.         Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority of the number of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Bank and the Trustee, the Bank and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

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(1)       change the terms of any Security with respect to the Payment or Settlement Date or exercise price thereof, or reduce the amount of money payable or deliverable upon the exercise thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any amount due thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Payment or Settlement Date (or, in the case of redemption, on or after the Redemption Date), or

(2)       if any Security provides that the Holder may require the Bank to repurchase such Security, impair such Holder’s right to require repurchase of such Security on the terms provided therein, or

(3)       reduce the percentage of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(4)       modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.         Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to the documents required by Section 102, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

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Section 904.         Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.         Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.         Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Bank shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Bank, to any such supplemental indenture may be prepared and executed by the Bank and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE Ten

Covenants

Section 1001.        Payment of Amounts Due on the Securities.

The Bank covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the amounts due on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.        Maintenance of Office or Agency.

The Bank will maintain in each Place of Payment, and in the State of New York, for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Bank in respect of the Securities of that series and this Indenture may be served. The Bank will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Bank shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Bank hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Bank may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Bank of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Bank will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

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If the Bank issues Securities of any series through a branch, agency or office other than its head or home office, the Bank represents that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of the Bank, the obligations of the Bank in respect of such Securities are the same as if it had issued such Securities through its head or home office.

Section 1003.        Money for Securities Payments to Be Held in Trust.

If the Bank shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before the Payment or Settlement Date of the Securities of that series, deposit in an account established for the purpose of providing the Persons entitled thereto a sum sufficient to pay the amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Bank shall have one or more Paying Agents for any series of Securities, it will, prior to the Payment or Settlement Date of the Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Bank will promptly notify the Trustee of its action or failure so to act.

The Bank will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Bank (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Bank may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Bank Order direct any Paying Agent to pay, to the Trustee all sums held by the Bank or such Paying Agent, such sums to be held by the Trustee in trust for the benefit of the Persons entitled thereto; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent in trust for the payment of the amounts due on any Security of any series and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Bank on Bank Request; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Bank for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Bank cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Bank.

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Section 1004.        Statement by Officers as to Default.

The Bank will deliver to the Trustee, within 120 days after the end of each fiscal year of the Bank ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Bank is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Bank shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005.        Existence.

Subject to Article Eight, the Bank will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 1006.        Waiver of Certain Covenants.

Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Bank may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(c)(15), 901(2) or 901(7) for the benefit of the Holders of such series or in Section 1005 if before the time for such compliance the Holders of at least a majority of the number of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Bank and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1007.        Interest Act (Canada).

The Bank confirms that it fully understands and is able to calculate the effective annual rate of interest applicable to the Securities based on the methodology for calculating per annum rates provided for in the Securities. The Bank irrevocably agrees not to plead or assert Section 4 of the Interest Act (Canada), whether by way of defense or otherwise, in any proceeding relating to the Securities.

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ARTICLE Eleven

Redemption of Securities

Section 1101.        Applicability of Article.

Securities of any series that are redeemable before their Expiration Date shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

Section 1102.        Election to Redeem; Notice to Trustee.

The election of the Bank to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Bank of less than all the Securities of any series (including any such redemption affecting only a single Security), the Bank shall, at least 60 days prior to the Redemption Date fixed by the Bank (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the number of Securities of such series to be redeemed and, if applicable, of the terms of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Bank shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.

Section 1103.        Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of specified terms are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, in the case of Global Securities in accordance with the procedures of the Depositary, and in the case of individual Securities by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the number of any Security of such series, provided that the unredeemed portion of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of specified terms are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified terms not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Bank in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the number of Securities to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

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For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of such Securities that has been or is to be redeemed.

Section 1104.        Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

All notices of redemption shall state:

(1)       the Redemption Date,

(2)       the Redemption Price,

(3)       if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the number of such Securities) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the portion of the particular Security to be redeemed,

(4)       that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed,

(5)       the place or places where each such Security is to be surrendered for payment of the Redemption Price,

(6)       [RESERVED],

(7)       if applicable, the CUSIP (and/or ISIN) numbers of the Securities of that series, and

(8)       if applicable, the terms of exercise and the date on which the right to exercise the applicable Warrants to be redeemed will terminate.

Notice of redemption of Securities to be redeemed at the election of the Bank shall be given by the Bank or, at the Bank’s request, by the Trustee in the name and at the expense of the Bank and, unless otherwise specified or contemplated by Section 301, shall be irrevocable.

Section 1105.        Deposit of Redemption Price.

One Business Day prior to any Redemption Date, the Bank shall deposit with the Trustee or with a Paying Agent (or, if the Bank is acting as its own Paying Agent, deposit in an account established for the purpose as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

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Section 1106.        Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Bank at the Redemption Price.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate (if any) prescribed therefor in the Security.

Section 1107.        Securities Redeemed in Part.

Any Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Bank or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Bank and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Bank shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like terms, of any authorized denomination as requested by such Holder, in such number of the Securities equal to and in exchange for the unredeemed portion of the number of the Securities so surrendered.

ARTICLE Twelve

Purchase or repayment of securities by the BANK
at the option of the holder

Section 1201.        Applicability of Article

Securities of any series the terms of which provide to each Holder the option to require the Bank to purchase or repay such Securities in certain circumstances shall, upon exercise of such option, be repayable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1202.        Notice of Repayment Date.

Notice of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of such series, be given by the Bank not less than 30 nor more than 90 days prior to such Repayment Date to each Holder of Securities of such series in accordance with Section 106.

Such notice shall state:

(a)       the Repayment Date;

(b)       the Repayment Price;

(c)       the place or places where, and the date by which, such Securities are to be surrendered for payment of the Repayment Price;

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(d)       a description of the procedure which a Holder must follow to exercise the purchase or repayment option;

(e)       that exercise of the purchase or repayment option to elect repayment is irrevocable; and

(f)       such other information as the Bank may consider appropriate for inclusion.

No failure of the Bank to give the foregoing notice shall limit any Holder’s right to exercise a repayment right.

Section 1203.        Deposit of Repayment Price.

One Business Day prior to the Repayment Date, the Bank shall deposit with the Trustee or with a Paying Agent (or, if the Bank is acting as its own Paying Agent, deposit in an account established for the purpose provided in Section 1003) an amount of money sufficient to pay the Repayment Price of all of the Securities of such series that are to be repaid on that date.

Section 1204.        Securities Payable on Repayment Date.

Holders having duly exercised the option to require purchase or repayment by the Bank on any Repayment Date as specified in the form of Security for such series as provided in Section 203, the Securities of such series so to be purchased or repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto. Upon surrender of any such Security for purchase or repayment in accordance with the terms of such Security, provided the option has been duly exercised and the Security duly surrendered as specified in the form of such Security, such Security shall be paid by the Bank at the Repayment Price.

Section 1205.        Securities Repaid in Part.

Any Security that by its terms may be purchased or repaid by the Bank in part at the option of the Holder and that is to be purchased or repaid only in part by the Bank shall be surrendered at any office or agency of the Bank designated for that purpose pursuant to Section 1002 (with, if the Bank or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Bank and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Bank shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in such number of Securities equal to and in exchange for the unpurchased or unrepaid portion of the Securities so surrendered.

ARTICLE Thirteen

[RESERVED]

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ARTICLE Fourteen

[RESERVED]

ARTICLE Fifteen

Miscellaneous Provisions

Section 1501.        Consent to Jurisdiction and Service of Process.

The Bank irrevocably submits to the jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Security. The Bank irrevocably waives, to the fullest extent permitted by law, any objection that it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Bank agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Bank and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which the Bank is subject) by a suit upon such judgment, provided that service of process is effected upon the Bank in the manner specified in the following paragraph or as otherwise permitted by law; provided, however, that the Bank does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

As long as any of the Securities remain outstanding, the Bank will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Bank shall to the extent permitted by law be deemed in every respect effective service of process upon the Bank in any such legal action or proceeding. The Bank hereby appoints Cogency Global Inc. as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 10 East 40th Street, New York, NY 10016 (or at such other address in the Borough of Manhattan, The City of New York, as the Bank may designate by written notice to the Trustee).

The Bank hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraphs by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Bank in Toronto set forth in the first paragraph of this instrument or to any other address of which the Bank shall have given written notice to the Trustee. The Bank irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Bank in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Bank.

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Nothing in this Section shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law or limit the right of the Trustee to bring proceedings against the Bank in the courts of any jurisdiction or jurisdictions.

Section 1502.        Indenture and Securities Solely Corporate Obligations.

No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Bank or of any successor corporation, or any of them, because of the creation of the obligations hereunder, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the obligations hereunder, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

Section 1503.        Execution in Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

ROYAL BANK OF CANADA

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Exhibit A - Form of Master Global Security.